                                                                   EXHIBIT 10.9

                             APAC TELESERVICES, INC.
      SECOND AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Second Amendment and Waiver to Amended and Restated Credit Agreement (herein, the "AMENDMENT") is entered into as of March 29, 1999, between APAC TeleServices, Inc., an Illinois corporation (the "BORROWER"), Banks party to the Credit Agreement (as such term is defined below) and Harris Trust and Savings Bank, as a Bank and in its capacity as agent under the Credit Agreement (the "AGENT").

                             PRELIMINARY STATEMENTS

          A. The Borrower and the Banks entered into a certain Amended and Restated Credit Agreement, dated as of September 8, 1998 (as amended, the "CREDIT AGREEMENT"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

          B. The Borrower has requested that the Banks waive the Borrower's current noncompliance with the Credit Agreement, amend certain covenants, and make certain other amendments to the Credit Agreement, and the Banks party hereto are willing to do so under the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. WAIVERS.

         (a) QUARTERLY INTERIM FINANCIALS. The Borrower is currently not in compliance with Section 8.5(a) of the Credit Agreement by reason of the Borrower's failure to deliver by no later than February 17, 1999 the financial reports required under Section 8.5(a) of the Credit Agreement for the Borrower's fiscal quarter ended on or about January 3, 1999. Such failure to comply with
Section 8.5(a) of the Credit Agreement is hereby waived to the extent, and only to the extent, such Section required timely delivery by the Borrower of said quarterly financial reports by February 17, 1999.

         (b) ANNUAL PROJECTIONS. The Borrower is currently not in compliance with Section 8.5(g) of the Credit Agreement by reason of the Borrower's failure to deliver by no later than October 1, 1998 the annual projections required under Section 8.5(g) of the Credit Agreement for the Borrower's fiscal year ended on or about January 2, 2000. Such failure to comply with Section 8.5(g) of the Credit Agreement is hereby waived to the extent, and only to the extent, such Section required timely delivery by the Borrower of said annual projections by October 1, 1998.

         (c) TOTAL DEBT RATIO. As of January 3, 1999, the Borrower was not in compliance with Section 8.22 of the Credit Agreement by reason of the Borrower's failure to maintain the Total

Debt Ratio at or below the amount specified in such Section. Such failure to comply with Section 8.22 of the Credit Agreement as of January 3, 1999 is hereby waived.

         (d) NET WORTH. As of January 3, 1999, the Borrower was not in compliance with Section 8.23 of the Credit Agreement by reason of the Borrower's failure to maintain the Minimum Required Amount specified in such Section. Such failure to comply with Section 8.23 of the Credit Agreement as of January 3, 1999 is hereby waived.

         (e) FIXED CHARGE COVERAGE. As of January 3, 1999, the Borrower was not in compliance with Section 8.24 of the Credit Agreement by reason of the Borrower's failure to maintain the ratio specified in such Section at not less than 1.50 to 1.0. Such failure to comply with Section 8.24 of the Credit Agreement as of January 3, 1999 is hereby waived.

         (f) MINIMUM EARNINGS. As of January 3, 1999, the Borrower was not in compliance with Section 8.25 of the Credit Agreement by reason of the Borrower's failure to maintain its Adjusted EBITDA for the four fiscal quarters of the Borrower then ending in an amount not less than $65,000,000. Such failure to comply with Section 8.25 of the Credit Agreement as of January 3, 1999 is hereby waived.

         (g) EFFECTIVENESS. None of the waivers made in this Section 1 shall become effective unless and until the conditions precedent set forth in Section 4 hereof have been satisfied.

SECTION 2. REVOLVING CREDIT COMMITMENTS.

         Upon the execution of this amendment by the Borrower, the Agent and the Required Banks, the Revolving Credit Commitments shall be divided into $40,000,000 in Available Revolving Credit Commitments and $35,000,000 in Standby Revolving Credit Commitments, subject to activation under Section 2.4 of the Credit Agreement as amended hereby. Accordingly, the amount of each Bank's Revolving Credit Commitment set forth opposite its name on its signature page to the Credit Agreement (or on an assignment agreement pursuant to Section 12.12 of the Credit Agreement, as the case may be) shall be supplemented so as to reflect such Bank's Available Revolving Credit Commitment and its Standby Revolving Credit Commitment as follows:


                                                                                 AMOUNT OF AVAILABLE         AMOUNT OF STANDBY
                                                     AMOUNT OF REVOLVING          REVOLVING CREDIT           REVOLVING CREDIT
                       BANK                           CREDIT COMMITMENT              COMMITMENT                 COMMITMENT

  Harris Trust and Savings Bank                          $10,000,000.00              $5,333,333.33              $4,666,666.67
  Bank of Montreal                                       $10,000,000.00              $5,333,333.33              $4,666,666.67
  Bank of America National Trust and                     $10,000,000.00              $5,333,333.33              $4,666,666.67
  Savings Association
  LaSalle National Bank                                  $10,000,000.00              $5,333,333.33              $4,666,666.67
  The Northern Trust Company                              $5,000,000.00              $2,666,666.67              $2,333,333.33
  Firstar Bank Milwaukee, N.A.                            $6,666,666.67              $3,555,555.56              $3,111,111.11
  Mercantile Bank National Association                    $6,666,666.67              $3,555,555.56              $3,111,111.11
  The Fuji Bank, Limited                                  $5,000,000.00              $2,666,666.67              $2,333,333.33
  The Bank of Nova Scotia                                 $5,000,000.00              $2,666,666.67              $2,333,333.33
  U.S. Bank National Association                          $6,666,666.67              $3,555,555.55              $3,111,111.11
  Total                                                  $ 75,000,000.00            $ 40,000,000.00            $ 35,000,000.00
                                                          ==============             ==============             ==============


SECTION 3.           AMENDMENTS

         Upon the execution of this Amendment by the Borrower, the Guarantors, the Agent and the Required Banks, the Credit Agreement shall be and hereby is amended as follows:

         (a) The second sentence of Section 1.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "The sum of the aggregate principal amount of Revolving Loans, Swing Loans and L/C Obligations at any time outstanding shall not exceed the Available Revolving Credit Commitments in effect at such time."

         (b) The first sentence of Section 1.2(a) of the Credit Agreement and the first sentence of Section 1.8(a) of the Credit Agreement shall in each case be amended by striking the term "Revolving Credit Commitments" wherever appearing therein and substituting therefor the term "Available Revolving Credit Commitments".

         (c) Section 1.11(b)(ii) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "(ii) If the Borrower or any Subsidiary shall at any time or from time to time make or agree to make a Disposition or shall suffer an Event of Loss resulting in Net Cash Proceeds in excess of $2,000,000 on a cumulative basis in any fiscal year of the Borrower, then (x) the Borrower shall promptly notify the Agent of such proposed Disposition or Event of Loss (including the amount of the estimated Net Cash Proceeds to be received by the Borrower or such Subsidiary in respect thereof) and (y) promptly upon, and in no event later than the Business Day after, receipt by the Borrower or the Subsidiary of the Net Cash Proceeds of such Disposition or Event of Loss, the Borrower shall prepay the Term Loans in an aggregate amount equal to 100% of the amount of such excess of the Net Cash Proceeds over such $2,000,000 cumulative amount; PROVIDED THAT, in the case of any prepayment required under this
                  Section 1.11(b)(ii) of a Eurodollar Loan (whether in whole or in part) and so long as no Event of Default has occurred or is continuing, (A) the Borrower may defer the making of any such prepayment which is not in excess of $1,000,000 until the last day of the Interest Period applicable to such Eurodollar Loan at the time of such receipt by the Borrower or the Subsidiary of the Net Cash Proceeds of such Disposition or Event of Loss and (B) with respect to any such prepayment which is greater than $1,000,000, (1) in lieu of making such prepayment to the Agent and so long as the Cash Management Bank is at such time a Bank under this Agreement, the Borrower may remit to the Cash Management Bank an amount equal to such required prepayment, which remittance shall be held by the Cash Management Bank as an agent of the Agent and the Banks and subsequently remitted by the Cash Management Bank to the Agent by no later than the earlier of (x) the first Business Day immediately following the occurrence of a Default or Event of Default and (y) 1:00 p.m. (Chicago time) on the last Business Day of the earliest maturing Interest Period applicable to a Eurodollar Loan at the time of such receipt by the Borrower or the Subsidiary of the Net Cash Proceeds of such Disposition or Event of Loss (the Borrower further agreeing to notify the Agent in writing of the amount of such remittance to the Agent specified in (y) above at least 4 Business Days before the date of such remittance to the Agent), (2) the Agent shall apply the proceeds of such remittance in reduction of such Eurodollar Loan and (3) if such Eurodollar Loan so reduced is a Revolving Loan then the Borrower shall, on the last day of the immediately succeeding Interest Period applicable to a Eurodollar Loan which is a Term Loan, be deemed to have requested a Borrowing of Revolving Loans in an amount equal to such required prepayment and the proceeds of such Borrowing shall be applied to reduce such Term Loan. Each such prepayment of a Term Loan shall be applied to the remaining installments of the Term Notes in the inverse order of maturity. The Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Banks for any breach of Section 8.10 hereof."

         (d) Section 1.14(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                           "SECTION 1.14. REVOLVING CREDIT COMMITMENT
                  TERMINATIONS. (a) OPTIONAL REVOLVING CREDIT TERMINATIONS. The Borrower shall have the right at any time and from time to time, upon three (3) Business Days' prior written notice to the Agent, to terminate the Available or Standby Revolving Credit Commitments without premium or penalty and in whole or in part, any partial termination to be (i) in an amount not less than $10,000,000 and which is an integral multiple of $5,000,000 and (ii) allocated ratably among the Banks in proportion to their respective Revolver Percentages, provided that (x) the Available Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Revolving Loans, Swing Loans and L/C Obligations then outstanding, (y) any reduction of the Available Revolving Credit Commitments to an amount less than the Swing Line Commitment or L/C Commitment shall automatically reduce the Swing Line Commitment or L/C Commitment, as the case may be, to such amount as well and (z) before any termination of the Available Revolving Credit Commitments, in part or in whole, all Standby Revolving Credit Commitments must have been terminated. The Agent shall give prompt notice to each Bank of any such termination of the Revolving Credit Commitments."

         (e) Section 2.4 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                           "SECTION 2.4. ACTIVATION OF STANDBY REVOLVING CREDIT
                  COMMITMENTS. On any Business Day prior to the Revolving Credit Termination Date, the Borrower may, upon five (5) Business Days' prior written notice to the Agent and upon satisfaction of the conditions set forth below, activate all or any part (but if in part, then in a minimum amount of $5,000,000 and in integral multiples of $5,000,000) of the Standby Revolving Credit Commitments then in effect. Such portion of the Standby Revolving Credit Commitments shall thereupon become part of the Available Revolving Credit Commitments, and the Available Revolving Credit Commitment of each Bank shall increase by its Revolver Percentage of the Standby Revolving Credit Commitments so activated. Any portion of the Standby Revolving Credit Commitments so activated may not be later inactivated to again form part of the Standby Revolving Credit Commitments. Each such activation of the Standby Revolving Credit Commitments shall be subject to satisfaction of the following conditions in each case as of the date such activation is to be effective: (i) no Default or Event of Default shall occur or be continuing, (ii) after giving effect to such activation, the Available Revolving Credit Commitments do not exceed the Revolving Credit Commitments, (iii) the Agent shall have received an acknowledgment of such activation in form and substance satisfactory to it executed by the Borrower and each Guarantor, (iv) EBITDA for the then four most recently completed fiscal quarters of the Borrower is greater than $75,000,000 (PROVIDED THAT if EBITDA for the then four most recently completed fiscal quarters of the Borrower is less than $75,000,000 but greater than $60,000,000, the Borrower may only request that up to $15,000,000 of the aggregate Standby Revolving Credit Commitments be activated), (v) the Agent shall have received the compliance certificate required by Section 8.5 for the last of such fiscal quarters in the form of Exhibit F to this Agreement (except that such certificate shall also contain a statement to the effect that as of date of such certificate, to the best of the signing officer's knowledge and belief, there has been no material adverse change in the condition (financial or otherwise) or business prospects of the Borrower or any Subsidiary since the last of such fiscal quarters) and such other evidence as the Agent shall reasonably require to confirm the EBITDA amount for such period required by the immediately preceding clause
                  (iv), and (vi) the Agent and Lenders shall have received the quarterly interim financial statements required by Section 8.5(a) hereof for the then most recently completed fiscal quarter of the Borrower (whether or not delivery of such financial statements are yet due under such Section 8.5(a))."

         (f) The following definitions appearing in Section 5.1 of the Credit Agreement shall be amended and restated in their entirety to read as follows, and the following definitions not already appearing in such Section 5.1 shall be added thereto as follows:

                           "ADJUSTED EBITDA" shall have the same meaning as
                  EBITDA.

                           "APPLICABLE MARGIN" means, with respect to Loans,
                  Reimbursement Obligations, and the Revolving Credit Commitment fees and letter of credit fees payable under Section 2.1 hereof, from the date of this Agreement through the first Pricing Date the rate per annum specified below:

                      Applicable Margin for Revolving Loans
                      which are Base Rate Loans and
                      Reimbursement Obligations:                                   1.000%



                      Applicable Margin for Revolving Loans
                      which are Eurodollar Loans and letter of
                      credit fee:                                                  2.500%

                      Applicable Margin for Term Loans which
                      are Eurodollar Loans                                         3.000%

                      Applicable Margin for Term Loans which
                      are Base Rate Loans                                          1.500%

                      Applicable Margin for Revolving Credit
                      commitment fee:                                              0.500%


                  ;PROVIDED that, the Applicable Margin (other than the Applicable Margin for Term Loans, which shall not adjust as hereinafter set forth) shall be subject to quarterly adjustments on the first Pricing Date, and thereafter from one Pricing Date to the next, so that the Applicable Margin means a rate per annum determined in accordance with the following schedule:


                                                   APPLICABLE
                          APPLICABLE               MARGIN FOR
                          MARGIN FOR               REVOLVING
                          REVOLVING                LOANS WHICH
                          LOANS WHICH              ARE                APPLICABLE
                          ARE BASE RATE            EURODOLLAR         MARGIN FOR
                          LOANS AND                LOANS AND,         REVOLVING
 TOTAL DEBT RATIO FOR     REIMBURSEMENT            LETTER OF          CREDIT
 SUCH PRICING             OBLIGATIONS              CREDIT FEE         COMMITMENT
 DATE                     SHALL BE:                SHALL BE:          FEE SHALL BE:
 Greater than or equal           0.75%                2.250%                0.50%
 to 2.5 to 1.0

 Less than 2.5 to 1.0,           0.50%                2.000%                0.40%
 but greater than or
 equal to 2.0 to 1.0

 Less than 2.0 to 1.0,           0.25%                1.750%                0.35%
 but greater than or
 equal to 1.50 to 1.0

 Less than 1.50 to 1.0           0.00%                1.500%                0.30%


                  For purposes hereof, the term "PRICING DATE" means, for each fiscal quarter of the Borrower (commencing with the first fiscal quarter ending on or after January 2, 2000 for which the Agent and Banks have timely received the financial statements and related compliance certificate (and in the case of the fourth quarter financial statements, the annual audit report) required by Section 8.5 hereof if on the date of such receipt, no Default or Event of Default shall occur or be continuing), the date on which the Agent is in receipt of the Borrower's financial statements required for such fiscal quarter (and in the case of the fourth quarter, the annual audit report required for the corresponding fiscal year) by Section 8.5(a) or (d) hereof, as the case may be. The Applicable Margin shall be established on each Pricing Date based on the Total Debt Ratio as of the close of the then most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until such next Pricing Date. If the Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the fourth quarter financial statements, annual audit report) are required to be delivered under Section 8.5(a) or
                  (d) hereof, until such financial statements (and, if appropriate, audit report) are delivered, the Applicable Margin shall be the highest Applicable Margin (I.E., the Total Debt Ratio shall be deemed to be greater than 2.5 to 1.0). If the Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of their delivery until such next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the Borrower's fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and the Banks if reasonably determined."

                           "AVAILABLE REVOLVING CREDIT COMMITMENTS" means the
                  aggregate principal amount of Revolving Loans, Swing Loans and L/C Obligations at any given time that are permitted to be outstanding hereunder. Initially, the Available Revolving Credit Commitments are $40,000,000, subject to increase pursuant to Section 2.4 hereof and voluntary reduction pursuant to Section 1.14 hereof.

                           "CASH MANAGEMENT BANK" means any Bank designated in
                  writing by the Borrower to the Agent as the principal provider of cash management services to the Borrower.

                           "DISPOSITION" means the sale, lease, conveyance or
                  other disposition of Property, other than (i) sales or other dispositions permitted by Section 8.10(e) hereof or to the extent the Property so sold is promptly replaced by Property of like type with equal or greater utility and value and (ii) sales or other dispositions expressly permitted under Section 8.10(a) or 8.10(b) hereof.

                           "EBITDA" means, with reference to any period, Net
                  Income for such period plus the sum (without duplication) of all amounts deducted in arriving at such Net Income amount in respect of (v) Interest Expense for such period, (w) federal, state and local income taxes for such period, (x) depreciation of fixed assets and amortization of intangible assets (including, without limitation, goodwill, deferred expenses and organization costs) for such period, (y) up to $1,000,000 of non-cash losses realized on the sale of Paragren and attributable to the discontinuance of its operations and (z) the following non-recurring, non-cash charges to the extent incurred in the Borrower's fiscal quarter ended January 3, 1999: (i) a write-off reflecting a revision for software impairment aggregating (before taxes) approximately $1,472,000; (ii) a write-off of impairment of long-lived assets associated with the ITI Marketing Acquisition aggregating (before taxes) not more than $69,700,000 and (iii) up to $10,106,000 of losses realized on the sale of Paragren and attributable to the discontinuance of its operations.

                           "PARAGREN" means Paragren Technologies, Inc.

                           "SECOND AMENDMENT EFFECTIVE DATE" means April 1,
                  1999.

                           "STANDBY REVOLVING CREDIT COMMITMENTS" means, as of
                  the date hereof, $35,000,000, which represents that portion of the Revolving Credit Commitments initially unavailable for borrowing but which may become Available Revolving Credit Commitments pursuant to Section 2.4 hereof and thereafter $35,000,000 less such amounts, if any, which have become Available Revolving Credit Commitments pursuant to Section 2.4 hereof or terminated pursuant to Section 1.14 hereof.

         (g) (i) The definition of "INDEBTEDNESS FOR BORROWED MONEY" shall be amended by inserting "(other than trade accounts payable and deferred compensation arrangements with officers and employees, in each case arising in the ordinary course of business)" immediately at the end thereof and (ii) the definition of "PERMITTED SHAREHOLDER REDEMPTIONS" appearing in Section 5.1 of the Credit Agreement shall be deleted in its entirety (it being understood and agreed that any Permitted Shareholder Redemptions prior to the Second Amendment Effective Date shall not be deemed a violation of the Credit Agreement).

         (h) Section 8.5(g) of the Credit Agreement shall be amended by striking the phrase "within ninety (90) days prior to the end of each fiscal year of the Borrower" appearing therein and substituting therefor the phrase "within thirty
(30) days prior to the end of each fiscal year the Borrower".

         (i) Section 8.5 of the Credit Agreement shall be further amended by adding the following additional sentence immediately at the end thereof:

                           "Without limiting the generality of the foregoing,
                  the Borrower shall furnish to the Agent and the Banks as soon as available, and in any event within 15 Business Days after the close of each monthly accounting period of the Borrower, a copy of (i) an accounts receivable aging report for the Borrower and its Subsidiaries as of the last day of such period, (ii) a report of material customer deposits, contras, prepayments and other material offsets against accounts receivable of the Borrower and its Subsidiaries as of the last day of such period, (iii) a computation of EBITDA for the fiscal year-to-date and (iv) a consolidated statement of income of the Borrower and its Subsidiaries for the fiscal month and for the fiscal year-to-date period then ended, showing in comparative form the figures from the business plan submitted pursuant to Section 8.5(g) hereof for the corresponding date and period in such fiscal year, and also showing (commencing with the income statement for the first monthly accounting period of the Borrower's fiscal year 2000) in comparative form the figures for the corresponding date and period in the previous fiscal year. All of the foregoing financial information shall be in reasonable detail and prepared by the Borrower in accordance with sound accounting practice (not necessarily GAAP) and certified to by the Borrower's chief financial officer, or another officer of the Borrower reasonably acceptable to the Agent."

         (j) Section 8.7(h) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                           "(h) unsecured Subordinated Debt not otherwise
                  permitted by this Section provided the Net Cash Proceeds of such Subordinated Debt are applied in reduction of the Term Notes as would be required by Section 1.11(b)(iv) in the case of any private placement or public offering of debt securities by the Borrower."

         (k) Section 8.9 of the Credit Agreement shall be amended by adding the following sentence immediately at the end thereof:

                           "Notwithstanding anything in this Section to the
                  contrary, after March 31, 1999, the Borrower shall not, nor shall it permit any Subsidiary to, make any Acquisition (it being understood and agreed that (i) the mere formation of a new Subsidiary in compliance with Section 8.17 hereof and (ii) the mere change in name of the Borrower or any Subsidiary do not constitute an Acquisition)."

         (l) Section 8.10 of the Credit Agreement shall be amended by inserting the following sentence immediately at the end thereof:

                           "Notwithstanding anything in this Section to the
                  contrary, after March 31, 1999, the Borrower shall not, nor shall it permit any Subsidiary to, be a party to any merger or consolidation to effect any Acquisition (it being understood and agreed that (i) the mere formation of a new Subsidiary in compliance with Section 8.17 hereof and (ii) the mere change in name of the Borrower or any Subsidiary do not constitute an Acquisition)."

         (m) Section 8.11 of the Credit Agreement shall be amended by inserting the following sentence immediately at the end thereof:

                           "Notwithstanding anything in this Section or Section
                  8.10 above to the contrary, this Section shall neither apply to, nor operate to prevent, the Borrower from selling its capital stock in Paragren and such Section 8.10 shall neither apply to, nor operate to prevent, Paragren from selling its assets, if (i) such stock or asset sale is in a bona fide transaction at arm's length to a party which is not an Affiliate of the Borrower for a consideration which the Board of Directors of the Borrower in good faith has deemed adequate, (ii) the proceeds of such sale are applied in reduction of the Term Notes as required by Section 1.11(b)(ii) hereof and (iii) at the time of such sale and immediately after giving effect thereto, no Default or Event of Default shall occur or be continuing."

         (n) Section 8.12 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                           "SECTION 8.12. DIVIDENDS AND CERTAIN OTHER RESTRICTED
                  PAYMENT. The Borrower shall not, nor shall it permit any Subsidiary to, (i) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock (other than dividends payable solely in its capital stock) or (ii) directly or indirectly purchase, redeem or otherwise acquire or retire any of its capital stock or
                  (iii) prepay any Indebtedness for Borrowed Money aggregating in excess of $500,000 (other than the prepayment of the Loans and L/C Obligations in accordance with Section 1.11 hereof); PROVIDED, HOWEVER, that the foregoing shall not apply to nor operate to prevent (i) redemptions by the Borrower of its common capital stock (collectively, "SHAREHOLDER REDEMPTIONS" and individually a "SHAREHOLDER REDEMPTION") if (x) the Agent and Banks have received the audit report and accompanying financial statements and compliance certificate required by Section 8.5 hereof for the Borrower's fiscal year ending on or about January 3, 2000 and
                  (y) at the time each such Shareholder Redemption is made and immediately after giving effect thereto, (1) the aggregate amount of Shareholder Redemptions made in each fiscal year does not exceed $5,000,000 for such year, (2) the aggregate amount of all Shareholder Redemptions made on and after January 1, 1999, on a cumulative basis, does not exceed $10,0000,000 and (z) no Default or Event of Default shall occur or be continuing and (ii) dividends paid to the Borrower by Wholly-owned Subsidiaries of the Borrower."

         (o) Sections 8.22, 8.23, 8.24 and 8.25 of the Credit Agreement shall each be amended and restated in their entirety to read as follows:

                           "SECTION 8.22. TOTAL DEBT RATIO. As of the last day
                  of each fiscal quarter of the Borrower ending on or about one of the periods specified below, the Borrower shall not permit the Total Debt Ratio as of the last day of such fiscal quarter to be greater than or equal to the amount set forth below:


                                                                        TOTAL DEBT RATIO SHALL
                                                                        NOT BE GREATER THAN OR
                 FROM AND INCLUDING              TO AND INCLUDING       EQUAL TO
                       10/1/1999                 6/30/2000              2.75 to 1.0
                       7/1/2000                  6/30/2001              2.50 to 1.0
                       7/1/2001                  6/30/2002              2.25 to 1.0
                       7/1/2002                  6/30/2003              2.00 to 1.0


                           SECTION 8.23. NET WORTH. The Borrower shall, as of
                  the last day of each fiscal quarter of the Borrower, maintain Net Worth of not less than the Minimum Required Amount. For purposes hereof, the term "MINIMUM REQUIRED AMOUNT" shall mean $35,000,000 through April 4, 1999 and shall increase (but never decrease) as of April 5, 1999 and as of the last day of each fiscal quarter of the Borrower thereafter by an amount (if positive) equal to 80% of Net Income for the fiscal quarter then ended.

                           SECTION 8.24. FIXED CHARGE COVERAGE RATIO. As of the
                  last day of each fiscal quarter of the Borrower, commencing with the fiscal quarter of the Borrower ending on January 3, 2000, the Borrower shall maintain a ratio of (a) EBITDA for the four fiscal quarters of the Borrower then ended less Capital Expenditures incurred during such period to (b) Fixed Charges for the same four fiscal quarter period then ended, of not less than 1.50 to 1.0.

                           SECTION 8.25. MINIMUM EBITDA. (a) QUARTERLY EBITDA.
                  As of the last day of each fiscal quarter of the Borrower occurring during one of the periods below, the Borrower shall maintain EBITDA for the respective period then ended at not less than the amount set forth below:


                        FROM AND       TO AND              EBITDA SHALL
                        INCLUDING      INCLUDING           NOT BE LESS THAN
                        1/4/1999       4/4/1999            $ 6,000,000
                        1/4/1999       7/4/1999            $18,500,000
                        1/4/1999       10/3/1999           $33,500,000
                        1/4/1999       1/2/2000            $51,000,000

                           (b) ANNUAL EBITDA. As of the last day of each fiscal
                  quarter the Borrower (commencing with the fiscal quarter ending on or about March 31, 2000), the Borrower shall maintain EBITDA for the four fiscal quarters then ended at not less than $62,500,000."

         (p) Section 8 of the Credit Agreement shall be amended by adding new Sections 8.28 and 8.29 thereto which shall be stated to read as follows:

                           "SECTION 8.28. CAPITAL EXPENDITURES. The Borrower
                  shall not permit Capital Expenditures for the Borrower and its Subsidiaries (taken together) to exceed $15,000,000 during any calendar year.

                           SECTION 8.29. COLLATERAL. By no later than June 1,
                  1999, the Borrower will, and will cause each Material Subsidiary to, execute and deliver such instruments and do such acts as may be requested by the Agent for the purpose of mortgaging, pledging, assigning or otherwise encumbering in favor of the Agent any Property of the Borrower or any Subsidiary requested by the Agent, as collateral security for the Obligations and the Hedging Liability. Such collateral shall be granted under such documentation (including opinions of counsel) and on such terms as are acceptable to the Agent; PROVIDED, HOWEVER, that (i) until an Event of Default has occurred and is continuing and thereafter until otherwise required by the Required Banks or the Agent, Liens need not be attached or perfected on (x) leasehold improvements, office furniture and equipment, workstation, personal computers, terminals and related peripheral equipment, computer networking equipment and telecommunications equipment (other than predictive dialers and related switches) and (y) other equipment of the Borrower and each Material Subsidiary thereof having a fair market value of less than $250,000 in the aggregate and (ii) Liens need not be attached or perfected on Property owned by the Borrower or any Material Subsidiary which is subject to a Lien permitted under this Agreement in favor of any third party (other than the Borrower or any of its Affiliates) to the extent the granting of a security interest or lien therein is prohibited by the agreement(s) pursuant to which such Lien was created and such prohibition has not been or is not waived or the consent of the applicable party has not been or is not obtained."

         (q) Sections 6.5, 6.6 and 6.20 of the Credit Agreement shall each be amended and restated in their entirety to read as follows:

                           "SECTION 6.5. FINANCIAL REPORTS. The consolidated
                  balance sheet of the Borrower and its Subsidiaries as at January 3, 1999, and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, heretofore furnished to the Banks, fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as at said date and the consolidated results of their operations and cash flows for the periods then ended in conformity with GAAP applied on a consistent basis. Neither the Borrower nor any Subsidiary has contingent liabilities which are material to it other than as indicated on such financial statements or, with respect to future periods, on the financial statements furnished pursuant to Section 8.5 hereof.

                           SECTION 6.6. NO MATERIAL ADVERSE CHANGE. Since
                  January 3, 1999, there has been no change in the condition (financial or otherwise) or business prospects of the Borrower or any Subsidiary, none of which individually or in the aggregate have been materially adverse.

                           SECTION 6.20. INTENTIONALLY DELETED."

         (r) Exhibit G to the Credit Agreement shall be amended and restated in its entirety to read as set forth on Annex I hereto.

SECTION 4. CONDITIONS PRECEDENT.

         The waivers contemplated under Section 1 hereof shall not become effective unless and until all of the following conditions have been satisfied:

                   (a) The Borrower, the Guarantors, the Agent and the Required Banks shall have executed and delivered this Amendment.

                   (b) The Agent shall have received (i) the financial reports required under Section 8.5(a) for the period ending January 3, 1999 and
         (ii) the financial reports required under Section 8.5(d) for the same period except that such reports need not be accompanied by an opinion from a firm of independent public accountants.

                   (c) The Agent shall have received copies executed or certified (as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery hereof and the other instruments and documents contemplated hereby;

                   (d) All legal matters incident to the execution and delivery hereby and of the other instruments and documents contemplated hereby shall be satisfactory to the Required Banks, the Agent and their respective counsel.

SECTION 5. REPRESENTATIONS.

         In order to induce the Required Banks to execute and deliver this Amendment, the Borrower hereby represents to each Bank that as of the date hereof, after giving effect to this Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section
6.5 shall be deemed to refer to the financial statements of the Borrower delivered to the Agent pursuant to Section 4(b) hereof) and, after giving effect to this Amendment, (i) the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

SECTION 6. MISCELLANEOUS.

         (a) The Borrower has heretofore executed and delivered to the Agent and the Banks certain Collateral Documents and the Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Banks thereunder, the obligations of the Borrower thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

         (b) Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         (c) By executing this Amendment in the place provided for that purpose below, each Guarantor hereby consents to the Amendment to the Credit Agreement as set forth herein and confirms that its obligations under its Guaranty remain in full force and effect. Each Guarantor further agrees that the consent of such Guarantor to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

         (d) The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

         (e) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGES TO FOLLOW]

Dated as of March 29, 1999.

                                   APAC TELESERVICES, INC.

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------

Accepted and agreed to as of the date and year last above written.

                                   HARRIS TRUST AND SAVINGS BANK, in its
                                      individual capacity as a Bank and as Agent

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   BANK OF MONTREAL, in its individual capacity
                                      as a Bank and as Syndication Agent

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   LASALLE NATIONAL BANK

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   THE NORTHERN TRUST COMPANY

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   FIRSTAR BANK MILWAUKEE, N.A.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   MERCANTILE BANK NATIONAL ASSOCIATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   THE FUJI BANK, LIMITED

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   THE BANK OF NOVA SCOTIA

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                               GUARANTORS' CONSENT

         The undersigned have heretofore executed and delivered to the Guaranteed Creditors (as defined in the Guaranty) a Guaranty Agreement dated May 20, 1998 (the "GUARANTY") and hereby consent to the Amendment to the Credit Agreement as set forth above and confirms that their Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

                                   PARAGREN TECHNOLOGIES, INC.

                                   By

                                      Name
                                          --------------------------------------
                                      Title
                                           -------------------------------------

                                   APAC TELESERVICES OF TEXAS, L.P.

                                   By:  APAC TELESERVICES GENERAL
                                        PARTNER, INC., its General Partner

                                        By
                                          --------------------------------------
                                          Name
                                              ----------------------------------
                                          Title
                                               ---------------------------------

                                   APAC TELESERVICES GENERAL PARTNER,
                                     INC.

                                   By
                                      Name
                                          --------------------------------------
                                      Title
                                           -------------------------------------

                                   ITI HOLDINGS, INC.

                                   By
                                      Name
                                          --------------------------------------
                                      Title
                                           -------------------------------------

                                   ITI MARKETING SERVICES, INC.

                                   By
                                      Name
                                          --------------------------------------
                                      Title
                                           -------------------------------------

                                   APAC TELESERVICES, L.L.C.

                                   By:  APAC TELESERVICES, INC., its Manager

                                        By
                                          --------------------------------------
                                        Name
                                            ------------------------------------
                                        Title
                                             -----------------------------------

                                     ANNEX I

                                    EXHIBIT G
                           COMPLIANCE CERTIFICATE FOR
                             APAC TELESERVICES, INC.

         This Compliance Certificate is furnished to Harris Trust and Savings Bank, as Agent (the "AGENT") pursuant to that certain Amended and Restated Credit Agreement dated as of September 8, 1998, among APAC TeleServices, Inc. (the "BORROWER"), Harris Trust and Savings Bank, as Agent, and the Banks party thereto (as amended, the "CREDIT AGREEMENT"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  1. I am the duly elected _____________________________________
         of the Borrower;

                  2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

                  3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

                  4. The Attachment hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

         Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

         The foregoing certifications, together with the computations set forth in the Attachment hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _________ day of __________________ 19___.

                                   APAC TELESERVICES, INC.

                                   By
                                     -------------------------------------------
                                     -------------------------,-----------------
                                                (Name)               (Title)

                      ATTACHMENT TO COMPLIANCE CERTIFICATE
                                       FOR
                             APAC TELESERVICES, INC.

        Compliance Calculations for Amended and Restated Credit Agreement
                          Dated as of September 8, 1998
                     Calculations as of _____________, 19___

-------------------------------------------------------------------------------

A.                   TOTAL DEBT RATIO (SECTION 8.22 OF THE AGREEMENT)


         1.       Total Funded Debt (as defined)                                               $_______________
                                                                                                      A1

         2.       Net Income (as defined) for the four fiscal quarters                         $_______________
                  then ended                                                                          A2

         3.       Interest Expense (as defined) for the same period                            $_______________
                                                                                                      A3

         4.       Federal, state and local income taxes for the same                           $_______________
                  period                                                                              A4

         5.       Deprecation of fixed assets for the same period                              $_______________
                                                                                                      A5

         6.       Amortization for the same period                                             $_______________
                                                                                                      A6

         7.       Add Lines A2-A6 (EBITDA)                                                     $_______________
                                                                                                      A7

         8.       Ratio of Line A1 to A7                                                            _____ : 1.0

         9.       Line A8 Ratio must be less than or equal to:



                                                                                           Total Debt Ratio Shall
                        From and Including               To and Including                   Not Be Greater Than:
                        ------------------               ----------------                   -------------------
                            10/1/1999                       6/30/2000                           2.75 to 1.0

                             7/1/2000                       6/30/2001                           2.50 to 1.0

                             7/1/2001                       6/30/2002                           2.25 to 1.0



                             7/1/2002                       6/30/2003                           2.00 to 1.0



         10.      Is Borrower in Compliance? (Circle Yes or No)                                       Yes / No

B.                   NET WORTH (SECTION 8.23 OF THE AGREEMENT)

         1.       Shareholders' Equity                                        $____________
                  minus
                  (i) Notes from Officers and Employees                       ($__________)
                  (ii) Write-up of Assets
                                                                              ($__________)
                  Net Worth

                                                                                                       $___________
                                                                                                          B1

         2.       Net Income (Line A2)                                                                 $___________
                                                                                                            B2

         3.       Line B2 x .80                                                                        $___________
                                                                                                            B3

         4.       Add Line B3 + $35,000,000                                                            $___________
                                                                                                            B4

         5.       Line B1 must be greater than or equal to Line B4

         6.       Is Borrower in Compliance? (Circle Yes or No)                                    Yes / No

C.                   FIXED CHARGE COVERAGE RATIO (SECTION 8.24 OF THE AGREEMENT)

         1.       EBITDA (Line A7)                                                              $_______________
                                                                                                       C1

         2.       Capital Expenditures (as defined) for the same period                         $_______________
                                                                                                       C2

         3.       Subtract Line C2 from C1                                                      $_______________
                                                                                                       C3

         4.       Principal payments due in the next 12 months                                  $_______________
                                                                                                       C4

         5.       Annualized Interest Expense (as defined) for the same period                  $_______________
                                                                                                       C5

         6.       Add Lines C4+C5                                                               $_______________
                                                                                                       C6



         7.       Ratio of Line C3 to Line C6                                                          _____ : 1.0

         8.       Line C7 ratio must be greater than or equal to:                                       1.50 : 1.0

         9.       Is Borrower in Compliance? (Circle Yes or No)                                             Yes/No

D.                   EBITDA (SECTION 8.25 OF THE AGREEMENT)

         1.       EBITDA (Line A7)                                                                     $__________
                                                                                                           D1

         2.       Line D1 must be greater than or equal to:



                                                                                                                       EBITDA Shall
              From and Including                To and Including                Relevant Period                   Not Be Less Than:
              ------------------                ----------------                ---------------                   -----------------
                       1/4/1999                    4/4/1999                      One Quarter                         $ 6,000,000

                       1/4/1999                    7/4/1999                     Two Quarters                         $18,500,000

                       1/4/1999                   10/1/1999                    Three Quarters                        $33,500,000

                       1/4/1999                    1/2/2000                     Four Quarters                        $51,000,000

                       1/3/2000                   6/30/2003                   Four Quarter Roll                      $62,500,000


         3.       Is Borrower in Compliance? (Circle Yes or No)                                    Yes / No

E.                   CAPITAL EXPENDITURES (SECTION 8.28 OF THE AGREEMENT)

         1.       Capital Expenditures (as defined) for fiscal year-to-date                        $__________
                                                                                                        E1

         2.       Line E1 must not exceed:                                                        $15,000,000

         3.       Is Borrower in Compliance? (Circle Yes or No)                                   Yes / No


                                      -3-